UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 26, 2019
Date of Report (Date of earliest event reported)

__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Accounting Officer

On March 29, 2019 Schweitzer-Mauduit International, Inc. (the “Company”) announced that it has named Michael L. Schmit, as Corporate Controller and Chief Accounting Officer of the Company, effective as of April 22, 2019 or another mutually agreeable date (the “Start Date”). Mr. Schmit, 46, has served as Chief Accounting Officer and Corporate Controller of Chart Industries, Inc. (NASDAQ:GTLS), a manufacturer of cryogenic equipment used in the production, storage and distribution of liquefied gases, from 2018 to present. Prior to that he served as Assistant Corporate Controller and then as Corporate Controller at Chart. From 2007 through 2017, he served in various finance and accounting leadership roles at Georgia-Pacific, LLC, including Controller of Corporate Accounting, Division Controller, Gypsum and Chemicals, and Director, Internal Audit, respectively. Prior to joining Georgia-Pacific Mr. Schmit served as the Director of Financial Reporting at Arby’s Restaurant Group and also served as a manager at Ernst & Young, LLP.

In connection with his appointment as Corporate Controller and Chief Accounting Officer, Mr. Schmit and the Company agreed to an offer letter concerning his employment (the “Offer Letter”), dated March 26, 2019. Pursuant to the Offer Letter, Mr. Schmit will receive an annual base salary of $270,000. Upon completion of 30 days of employment, Mr. Schmit will receive a grant of 3,000 shares of restricted stock with a four-year vesting period, subject to his continued employment with the Company through the applicable vesting date.

Effective as of the Start Date, Mr. Schmit will be eligible to participate in the Company’s Annual Incentive Plan (“AIP”) as well as the Company’s 2015 Long-Term Incentive Plan (“LTIP”). His 2019 AIP payout opportunity will be equal to 45% of his base salary at the target level of performance, with a maximum payout opportunity equal to 90% of his base salary. His 2019 LTIP opportunity will be equal to 55% of his base salary at the target level of performance, with a maximum payout opportunity equal to 110% of his base salary, prorated based on the Start Date.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by the full text of the Offer Letter itself, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(a)Exhibits.

Exhibit	Description
10.1	Letter of Agreement, dated March 26, 2019, between Schweitzer-Mauduit International, Inc. and Michael L. Schmit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Dated: March 29, 2019	By:	/s/ Ricardo Nuñez
Ricardo Nuñez
Senior Vice President, General Counsel and Corporate Secretary

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated March 29, 2019

INDEX TO EXHIBITS

Exhibit No.                    Description
_________    _______________________________________________________________________________________

10.1	Letter of Agreement, dated March 26, 2019, between Schweitzer-Mauduit International, Inc. and Michael L. Schmit

Dated: March 29, 2019